WASHINGTON FEDERAL, INC. AND SUBSIDIARIES

EXHIBIT 32

SECTION 906 CERTIFICATION PURSUANT TO THE

SARBANES-OXLEY ACT OF 2002

WASHINGTON FEDERAL, INC. AND SUBSIDIARIES

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Washington Federal, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 31st day of July 2006.

Washington Federal, Inc.
(Company)

/s/ Roy M. Whitehead
ROY M. WHITEHEAD Vice Chairman, President and Chief Executive Officer

/s/ Brent J. Beardall
BRENT J. BEARDALL Senior Vice President and Chief Financial Officer